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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective
Amendment No. 1 Registration Statement (No. 333-40623) on Form S-8 of Radian Group Inc. of our reports dated March 15, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Radian Group Inc. for the year ended December 31, 2001.



/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
May 17, 2002